UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) Of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 26, 2006

PRB Gas Transportation, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-120129	20-0563497
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1875 Lawrence Street, Suite 450 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 308-1330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

On May 26, 2006, the Audit Committee (the “Committee”) of the Board of Directors of PRB Gas Transportation, Inc., a Nevada corporation (the “Company”), dismissed Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”)as its independent registered public accounting firm. The Committee subsequently appointed Hein and Associates LLP as its independent registered accounting firm, detailed as follows.

The reports of EKS&H on the consolidated financial statements of the Company and its subsidiary as of and for the years ended December 31, 2004 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The Company reported a material weakness in the Company’s internal control over financial reporting in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. This Annual Report indicated that as of December 31, 2005, the Company had a material weakness in that its staffing levels were inadequate to facilitate the design, implementation and maintenance of an effective system of internal control over financial reporting. In the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, the Company reported that the remediation plan for this material weakness was still in process, and that the Company did not maintain effective internal control over financing reporting as of March 31, 2006.

Except for the material weakness in internal control over financial reporting described in the preceding paragraph, during the years ended December 31, 2004 and 2005, and through May 26, 2006, the Company did not have any reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company has authorized EKS&H to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the material weakness described above.

During the Company’s two most recent fiscal years ended December 31, 2004 and December 31, 2005 and through May 26, 2006, there were no disagreements with EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EKS&H’s satisfaction, would have caused EKS&H to make reference thereto in its reports on the Company’s financial statements for such years.

The Company has provided EKS&H with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that EKS&H furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of the letter from EKS&H to the SEC.

Engagement of Hein & Associates LLP

On May 31, 2006, the Committee engaged Hein & Associates LLP (“Hein”) as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years ended December 31, 2004 and December 31, 2005, and through May 26, 2006, neither the Company nor anyone acting on its behalf consulted with Hein regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  EXHIBITS

Exhibit No.	Description
16.1	Letter from EKS&H to the Securities and Exchange Commission dated May 26, 2006

SIGNATURES

Pursuant  to  the  requirement  of  the  Securities Exchange  Act  of 1934, the Registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  thereunto  duly  authorized.

PRB GAS TRANSPORTATION, INC.

/s/ Robert W. Wright
Robert W. Wright
Chairman and Chief Executive Officer

May 31, 2006